                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                     ---------------------------------------

                                    FORM 8-K

                                 CURRENT REPORT

                         PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

                     ---------------------------------------

                   DATE OF REPORT:              DECEMBER 30, 2004
                                        ---------------------------------
                                        (DATE OF EARLIEST EVENT REPORTED)

                                    333-82617
                              --------------------
                                (COMMISSION FILE
                                     NUMBER)

       MICHIGAN               VENTURE HOLDINGS COMPANY LLC                 38-3470015
       MICHIGAN                        VEMCO, INC.                         38-2737797
       MICHIGAN              VENTURE INDUSTRIES CORPORATION                38-2034680
       MICHIGAN          VENTURE MOLD & ENGINEERING CORPORATION            38-2556799
       MICHIGAN                  VENTURE LEASING COMPANY                   38-2777356
       MICHIGAN                    VEMCO LEASING, INC.                     38-2777324
       MICHIGAN               VENTURE HOLDINGS CORPORATION                 38-2793543
       MICHIGAN                  VENTURE SERVICE COMPANY                   38-3024165
       MICHIGAN                EXPERIENCE MANAGEMENT, LLC                  38-3382308
       MICHIGAN                   VENTURE EUROPE, INC.                     38-3464213
       MICHIGAN                  VENTURE EU CORPORATION                    38-3470019
 -------------------    --------------------------------------------   --------------------
   (STATE OR OTHER     (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS      (I.R.S. EMPLOYER
   JURISDICTION OF                      CHARTER)                       IDENTIFICATION NUMBER)
    INCORPORATION)



             6555 15 MILE ROAD
        STERLING HEIGHTS, MICHIGAN                              48312
----------------------------------------------             ----------------
 (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)                     (ZIP CODE)


                                 (586) 276-1701
        -----------------------------------------------------------------
              (REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

/ / Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

/ / Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 140.14a-12)

/ / Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

/ / Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 7.01.     REGULATION FD DISCLOSURE.
----------     ------------------------

                        Venture Holdings Company LLC ("Venture Holdings") and
               its subsidiaries, Vemco, Inc., Venture Industries Corporation, Venture Mold and Engineering Corporation, Venture Leasing Company, Venture Leasing, Inc., Venture Holdings Corporation, Venture Service Company, Experience Management LLC, Venture Europe, Inc. and Venture EU Corporation (collectively with Venture Holdings, the "Debtors"), are each Debtors and Debtors-in-Possession in jointly administered cases under Chapter 11 of the United States Bankruptcy Code (collectively, the "Chapter 11 Cases") in the United States Bankruptcy Court for the Eastern District of Michigan, Southern Division, Detroit, Michigan (the "Bankruptcy Court").

                        The Debtors borrow funds that are critical for their
               continuing operations and restructuring efforts under (i) a Senior Post-Petition Credit Agreement (the "Senior DIP Facility") by and among Venture Holdings Company LLC as Borrower, and the remaining Debtors as Guarantors, the lenders thereunder, Bank One, NA as Issuer, and Black Diamond Commercial Finance, LLC as Administrative Agent, and (ii) an Amended and Restated Post-Petition Credit Agreement (the "Junior DIP Facility", and together with the Senior DIP Facility, the "DIP Facilities") by and among Venture Holdings Company LLC as Borrower, and the remaining Debtors as Guarantors, the lenders thereunder, Bank One, NA as Issuer, and Black Diamond Commercial Finance, L.L.C. as Administrative Agent. The aggregate financing commitments under the DIP Facilities total $75.0 million. The DIP Facilities were scheduled to expire as of December 31, 2004.

                        On December 30, 2004, the United States Bankruptcy Court
               for the Eastern District of Michigan entered an order granting the Debtors' motion to amend the DIP Facilities. Pursuant to the amendment approved by the Court, the expiration date of the DIP Facilities has been extended through January 28, 2005.

                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                        VENTURE HOLDINGS COMPANY LLC
                                        VEMCO, INC.
                                        VENTURE INDUSTRIES CORPORATION
                                        VENTURE MOLD & ENGINEERING
                                          CORPORATION
                                        VENTURE LEASING COMPANY
                                        VENTURE LEASING, INC.
                                        VENTURE HOLDINGS CORPORATION
                                        VENTURE SERVICE COMPANY
                                        EXPERIENCE MANAGEMENT, LLC
                                        VENTURE EUROPE, INC.
                                        VENTURE EU CORPORATION


                                        By:   /s/  David E. Barnes
                                              ---------------------------------
                                              David E. Barnes
                                              General Counsel

Date: December 30, 2004



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